Short-Term Borrowings	12 Months Ended
Dec. 31, 2021
Short-term Debt [Abstract]
Short-Term Borrowings

11. SHORT‑TERM BORROWINGS

As of December 31, 2020 and 2021, the Group had short-term borrowings primarily from banks with weighted average interest rates of approximately 4.0% and 3.8% per annum, respectively. Such borrowings are all denominated in RMB. All of the borrowings are designated to support the Group’s general operation and could not be used to fund the Group’s financing receivables.

The Group’s certain borrowings, amounting to RMB 1,701.0 million and RMB 1,497.2 million, as of December 31, 2020 and 2021, respectively, are collateralized by a pledge of the Group’s time deposits. As of December 31, 2020 and 2021, the outstanding balance of short-term borrowings was secured by RMB 1,781.3 million and RMB 1,670.7 million time deposits of the Group pledged as collateral, respectively.